Exhibit 32.1
CERTIFICATION
The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.The Quarterly Report on Form 10-Q of American Woodmark Corporation (the “Company”) for the quarter ended October 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2022	/s/ M. Scott Culbreth
M. Scott Culbreth
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 22, 2022	/s/ Paul Joachimczyk
Paul Joachimczyk
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)